Exhibit 10.25

JOINDER AND FIRST Amendment

to

Loan and security agreement

This Joinder and First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 7th day of February, 2020, by and among (a) SILICON VALLEY BANK (“Bank”) and (b) (i) MOTUS GI HOLDINGS, INC., a Delaware corporation (“Existing Borrower”) and (ii) MOTUS GI, INC., a Delaware corporation (“New Borrower”) (New Borrower and Existing Borrower are jointly and severally, individually and collectively, the “Borrower“).

Recitals

A. Bank and Existing Borrower have entered into that certain Loan and Security Agreement dated as of December 13, 2019 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Existing Borrower for the purposes permitted in the Loan Agreement.

C. Existing Borrower has requested that Bank amend the Loan Agreement to (i) add the New Borrower to the Loan Agreement and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Joinder to Loan Agreement. New Borrower hereby joins the Loan Agreement and each of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, New Borrower agrees that it will be jointly and severally liable, together with Existing Borrower, for the payment and performance of all obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder. Each Borrower hereunder shall be obligated to repay all Credit Extensions made pursuant to the Loan Agreement, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions.

3. Subrogation and Similar Rights. Each Borrower waives any suretyship defenses available to it under the Code or any other applicable law. Each Borrower waives any right to require Bank to: (i) proceed against either Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against either Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Amendment, the Loan Agreement or other Loan Documents, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from the other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

4. Grant of Security Interest. To secure the payment and performance in full of all the Obligations, New Borrower hereby grants to Bank a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired or arising, and wherever located, including, without limitation, all of New Borrower’s assets (excluding Intellectual Property), and all New Borrower’s books relating to the foregoing and any and all claims, rights and interest in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Bank that are reasonably deemed necessary by Bank in order to grant a valid, perfected first priority security interest to Bank in the Collateral. New Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion. Upon Borrower’s written request, Bank shall provide Borrower with copies of the filed financing statements.

5. Representations and Warranties. New Borrower hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to New Borrower, with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.

6. Delivery of Documents. New Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or contemporaneously with delivery of this Amendment, each in form and substance satisfactory to the Bank:

A.	a duly executed Secretary’s Corporate Borrowing Certificate of New Borrower, together with the duly executed signatures thereto;

B.	the Operating Documents and long-form good standing certificate of New Borrower certified by the Secretary of State Delaware and each jurisdiction in which New Borrower is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the date hereof;

C.	[Reserved]

D.	[Reserved]

E.	[Reserved]

F.	duly executed signatures to the Control Agreement(s) required by Bank;

G.	duly executed signatures to a Cash Pledge Agreement, in form and substance acceptable to Bank;

H.	certified copies, dated as of a recent date, of Lien searches (including, without limitation, UCC searches), as Bank may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been terminated or released with respect to New Borrower;

I.	a Perfection Certificate of New Borrower, together with the duly executed signature thereto (the “New Borrower Perfection Certificate”);

J.	evidence satisfactory to Bank that the insurance policies and endorsements with respect to New Borrower required by the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank; and

K.	such other documents as Bank may reasonably request.

7. Amendments to Loan Agreement.

7.1 Section 9.8 (Borrower Liability). The Loan Agreement shall be amended by inserting the following new Section 9.8 to appear immediately following Section 9.7 thereof:

“ 9.8 Borrower Liability. Either Borrower may, acting singly, request Credit Extensions hereunder.  Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions hereunder. Each Borrower hereunder shall be jointly and severally obligated to repay all Credit Extensions made hereunder, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions.  Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, and (b) any right to require Bank to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy.  Bank may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability.  Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void.  If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.”

7.1 Section 13 (Definitions). The following term and its respective definition set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“ “Designated Deposit Account” is, collectively (a) the account number, ending 106 (last three digits), maintained by Motus GI Holdings with Bank and (b) the account number, ending 398 (last three digits), maintained by Motus GI with Bank.”

7.2 Section 13 (Definitions). Section 13.1 of the Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically therein:

“ “Motus GI” is Motus GI, Inc., a Delaware corporation.”

“ “Motus GI Holdings” is Motus GI Holdings, Inc., a Delaware corporation.”

7.3 Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

7.4 Exhibit C (Loan Payment/Advance Request Form). The Loan Payment/Advance Request Form appearing as Exhibit C to the Loan Agreement is deleted in its entirety and replaced with the Loan Payment/Advance Request Form attached as Schedule 2 attached hereto.

8. Limitation of Amendments.

8.1 The amendments set forth in Section 7 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

8.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

9. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

9.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

9.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

9.3 The organizational documents of Existing Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

9.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

9.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

9.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

9.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

10. Ratification of Perfection Certificate. Existing Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 13, 2019 (the “Existing Borrower Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information Existing Borrower provided to Bank in the Existing Borrower Perfection Certificate have not changed, as of the date hereof. New Borrower has delivered the New Borrower Perfection Certificate in connection with this Amendment dated as of the date hereof. Each Borrower hereby agrees that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be references to the Existing Borrower Perfection Certificate and/or the New Borrower Perfection Certificate, as applicable.

11. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

12. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

13. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment to Bank of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed as a sealed instrument under the laws of the Commonwealth of Massachusetts and delivered as of the date first written above.

BANK	BORROWER

SILICON VALLEY BANK	MOTUS GI HOLDINGS, INC

By:	/s/ Michael McMahon	By:	/s/ Timothy P. Moran
Name:	Michael McMahon	Name:	Timothy P. Moran
Title:	Director.	Title:	Chief Executive Officer

MOTUS GI, INC.

By:	/s/ Timothy P. Moran
Name:	Timothy P. Moran
Title:	Chief Executive Officer

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	MOTUS GI HOLDINGS, INC.
MOTUS GI, INC.

The undersigned authorized officer of MOTUS GI HOLDINGS, INC. and MOTUS GI, INC. (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes No
Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 180 days	Yes No
Board approved projections	Within 90 days after FYE	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

	Required	Actual	Complies

Liquidity Requirement (to be maintained at all times)	at least $10,000,000.00	$_______	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

MOTUS GI HOLDINGS, INC.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
MOTUS GI , INC.		AUTHORIZED SIGNER
Date:

By:	Compliance Status:	Yes	No

Name:
Title:

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I. Liquidity (Section 6.7)

Required: At all times, Borrower shall maintain unrestricted and unencumbered cash in accounts with Bank in an amount equal to at least Ten Million Dollars ($10,000,000.00).

Actual:

A.	Unrestricted and unencumbered cash in accounts with Bank	$

Is Line A equal to or greater than or equal to $10,000,000.00?

____________No, not in compliance	____________Yes, in compliance

Schedule 2

EXHIBIT C – LOAN PAYMENT/ADVANCE REQUEST FORM

Deadline for same day processing is 1:00 PM EASTERN Time

Fax To:                                                                                                                                                   Date: _____________________

Loan Payment:            MOTUS GI HOLDINGS, INC. and MOTUS GI, INC.

From Account #_________________________ To Account #___________________________________

                                   (Deposit Account #)                                                     (Loan Account #)

Principal $____________________________________ and/or Interest $________________________________________________

Authorized Signature: ____________________________ Phone Number: ___________________________

Print Name/Title: ____________________________

Loan Advance:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #____________ To Account                             #________________

                           (Loan Account #)                                    (Deposit Account #)

Amount of Term Loan Advance $___________________________

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature: ____________________________                            Phone Number: ____________________________

Print Name/Title: ____________________________

Outgoing Wire Request:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is 1:00 PM, Eastern Time

Beneficiary Name: _____________________________                             Amount of Wire: $ _____________________________

Beneficiary Bank: ______________________________                            Account Number: _____________________________

City and State: _____________________________

Beneficiary Bank Transit (ABA) #: ______________                            Beneficiary Bank Code (Swift, Sort, Chip, etc.):__________________

                                                                                                                         (For International Wire Only)

Intermediary Bank: ____________________________                            Transit (ABA) #: ____________________________

For Further Credit to: ____________________________

Special Instruction: ____________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: ___________________________            2nd Signature (if required): ___________________________________

Print Name/Title: ______________________________              Print Name/Title: ______________________________________________

Telephone #: ____________________________                          Telephone #: ____________________________